Exhibit 99.1

March 2016 CBRE Group, Inc. Global Market Leader in Integrated Commercial Real Estate Services

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding CBRE’s future growth momentum, operations, financial performance (including adjusted earnings per share expectations), market share, acquisition opportunities, consolidation within our industry and business outlook. These statements are estimates only and actual results may ultimately differ from them. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our most recent earnings release, filed on Form 8-K and our most recent annual report on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may affect any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, as well as explanations of such measures, within the appendix hereto. Forward-Looking Statements the global market leader CBRE is the premier global provider of integrated services to commercial real estate investors and occupiers Assets Under Management (AUM) as of December 31, 2015. As of December 31, 2015, includes affiliates. Property and Corporate Facilities under Management, as of December 31, 2015; 7% of this square footage is from affiliates. GLOBAL LEADERSHIP WITH BROAD CAPABILITIES #1 Leasing #1 Property Sales #1 Outsourcing #1 Appraisal & Valuation $89 billion AUM Investment Management1 SCALE AND DIVERSITY 460+ offices in over 60 countries2 Serves over 90% of the Fortune 100 $311 billion of sales and lease activity in 2015 5.2 billion square feet under management3

The Leading global brand CBRE is recognized as the foremost commercial real estate authority Fortune 500 company since 2008; ranked #321 in 2015 Ranked #1 brand for 15 consecutive years Top real estate services and investment company in “green” rankings Global Real Estate Advisor of the Year four years in a row Ranked among the Most Admired Companies for four consecutive years Ranked among the top few outsourcing service providers across all industries for five consecutive years Named a World’s Most Ethical Company three years in a row S&P 500 company since 2006 S&P 500 Fortune 500 Fortune’s Most Admired Companies The Lipsey Company International Association of Outsourcing Professionals Euromoney Newsweek Ethisphere Ranked #2 in the Barron’s 500 Barron’s 500 Forbes Global 2000 Only commercial real estate services company in the Forbes Global 2000 Forbes Top real estate firm and ranked 71st out of 500 on 2015 “Americas Best Employers” list Top 10% of all S&P 500 companies CDP’s Climate Disclosure Leadership Index

CBRE Serves investors and occupiers CBRE’s integrated, best-in-class offering creates value for clients at every stage of the life cycle

Revenue up 20% (26% Local Currency) Adjusted EPS2 up 22% (26% Local Currency)3 Track record of long-term growth 16% Revenue CAGR From 2003 to 2015: From 2014 to 2015: 19% Normalized EBITDA1 CAGR See slide 27 for footnotes

Consolidation Core leasing and capital markets remain highly fragmented and continue to consolidate Outsourcing Still in early stage of penetration with occupiers Contributes to largely recurring leasing revenues Capability Acquired the leading global facility management business (Johnson Controls’ Global Workplace Solutions business) Clients appreciate CBRE’s unmatched global depth and capability Positioned for long-term growth CBRE leads a sector with strong underlying growth dynamics

Capitalize on our unique leadership position to widen our competitive advantages in the marketplace Continue to: Drive market share gains in our core leasing and capital markets businesses Capitalize on growth opportunities in Occupier Outsourcing business Enrich our operating platform (IT, Research, Marketing) to support long-term growth Acquire leading companies in our sector that enhance our ability to serve clients Key strategic priorities

Transactions generally fall into two categories: Strategic in-fill acquisitions sourced principally by lines of business Larger, transformational transactions driven by macro strategy On September 1, 2015, CBRE acquired the Global Workplace Solutions business from Johnson Controls, Inc. $1.475 billion purchase price or $1.3 billion net of the present value of expected tax benefits1 Approximately 7.3x multiple2 of net purchase price to Global Workplace Solutions’ 2014 calendar year adjusted EBITDA with run-rate synergies Over 30 acquisitions since 2013 Mergers & acquisitions strategy See slide 27 for footnotes Over 100 acquisitions since 2005

Pro-forma 2015 fee revenue Mix (with GWS) Total Fee Revenue4: $3,742 Pro-forma Fee Revenue4: $8,465 4.6x GWS acquisition solidifies a more stable, resilient long-term growth-oriented revenue and earnings profile Note – Pro-forma 2015 includes four months of actual fee revenue from the acquired GWS business while under our ownership, annualized ($1,103M) for illustrative purposes. See slide 27 for footnotes Contractual Sources 3 $798 (21%) Contractual Sources 3 $3,634 (43%) Leasing $1,479 (40%) Leasing $2,524 (30%) Capital Markets 2 $1,403 (37%) Capital Markets 2 $2,176 (25%) Other 1 Other 1 2006 2015 $ in millions (%) – share of total fee revenue 73% of total fee revenue 5 61% of total fee revenue 5

2015 REVENUE (with four months of GWS) Contractual revenue & leasing, which is largely recurring1, is 70% of fee revenue Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Occupier Outsourcing2 Asset Services2 Investment Management Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue 2015 $ 4,035 $ 1,025 $ 461 $ 504 $ 2,524 $ 1,696 $ 480 $ 53 $ 78 $ 10,856 Fee Revenue3 2015 $ 1,443 $ 491 $ 461 $ 504 $ 2,524 $ 1,696 $ 480 $ 53 $ 78 $ 7,730 % of 2015 Total Fee Revenue 19% 6% 6% 6% 33% 22% 6% 1% 1% 100% Fee Revenue Growth Rate (Change 2015-over- 2014) USD ▲45% ▲7% ▼2% ▲9% ▲7% ▲11% ▲28% ▲8% ▼8% ▲14% Local Currency ▲52% ▲14% ▲6% ▲19% ▲11% ▲18% ▲28% ▲8% ▼3% ▲20% 70% of total fee revenue See slide 27 for footnotes

CBRE: Leads an industry with strong underlying growth dynamics Is well positioned to continue its track record of long-term growth Has developed into a balanced business with a more stable growth profile Is an investment grade company with significant liquidity Is continuing to extend its competitive advantage in the marketplace Key takeaways appendix

Historical revenue for Occupier Outsourcing line of business (formerly Global Corporate Services or GCS, now called Global Workplace Solutions) excludes associated sales and leasing revenue, most of which is contractual. As of December 31, 2015. 2015 revenue includes four months of contribution from the Global Workplace Solutions business acquired on September 1, 2015. Per International Association of Outsourcing Professionals (IAOP). New 115 Expansions 102 Renewals 76 Historical revenue 1 Full service offering (Includes gws acquisition) 2015 Total Contracts ($ in millions) Facilities Management – approximately 2.3 billion square feet globally2 Project Management Transaction and Portfolio Services Strategic Consulting Ranked among the top few outsourcing service providers across all industries for five consecutive years4 Occupier Outsourcing Integrated Global Solutions for Occupiers Facilities Management Transaction Services Project Management Representative clients 3 $1,261 $1,419 $1,614 $2,794 $4,035 2011 2012 2013 2014 2015

Historical revenue1 overview Key strategic accounts ($ in millions) Asset Services revenue excludes associated sales and leasing revenue, most of which is contractual. As of December 31, 2015; 13% of this square footage is from affiliates. Asset Services manages buildings for investors Highly synergistic with property leasing Manages approximately 2.9 billion square feet globally2 300+ premier properties in major CBDs (approximately 450 million square feet) ASSET SERVICES Optimizing Building Operating Performance for Investors $777 $825 $861 $920 $1,025 2011 2012 2013 2014 2015

CAPITAL RAISED1 Performance-driven global real estate investment manager More than 500 institutional clients Equity to deploy: approx. $4,800 million1,2 Co-Investment: $145.1 million2 Assets under Management (AUM) overview ($ in billions) As of 12/31/2015 See slide 27 for footnotes ($ in billions) INVESTMENT MANAGEMENT Performance Across Risk/Return Spectrum Globally Q4 2015 AUM versus Q4 2014 AUM is up by $1.9 billion in local currency (USD decline driven by exchange rate impact) $21.3 $31.3 $2.0 $20.8 $13.6 North America EMEA Asia Pacific Securities Global Investment Partners $94.1 $92.0 $89.1 $90.6 $89.0 2011 2012 2013 2014 2015 $3.6 $3.7 $5.0 $8.6 $7.0 2011 2012 2013 2014 2015

Premier clients ($ in millions) 147,000+ assignments in 2015 Euromoney Global Valuation Advisor of the Year for four consecutive years Clients include lenders, life insurance companies, special servicers and REITs overview Appraisal & Valuation Serving Clients Globally Historical revenue $365 $385 $414 $461 $504 2011 2012 2013 2014 2015 overview Recent transactions Morgan Stanley The Gap KPMG New York, NY San Francisco, CA Madrid, Spain 260,000 SF 243,000 SF 212,000 SF Advise occupiers and investors in formulating and executing leasing strategies Tailored service delivery by property type and industry/market specialization Strategic insight and high-level execution driving significant market share gains #1 global market position – $104.4 billion lease transactions in 2015 Office: $69.6 billion Retail: $18.9 billion Industrial: $14.2 billion Other: $ 1.7 billion LEASING Strategic Advisory and Execution ($ in millions) Historical revenue $1,909 $1,911 $2,052 $2,369 $2,524 2011 2012 2013 2014 2015

United States Poland Australia Exeter Property Group Deutsche Asset & Wealth Management Brookfield $3.15 Billion $315 Million $474 Million Portfolio Sale Property Acquisition Property Sale Recent transactions Strategic advisor (sellers and buyers) in commercial real estate #1 global market share, based on Real Capital Analytics 780 basis point advantage over #2 firm for full year 2015 #1 global market position – $206.2 billion sales transactions in 2015 Office: $83.7 billion Retail: $36.7 billion Multi-family: $36.6 billion Industrial: $27.9 billion Other: $21.3 billion overview Historical revenue Property Sales Insight and Execution Across Markets & Property Types ($ in millions) $955 $1,058 $1,290 $1,527 $1,696 2011 2012 2013 2014 2015

London United States United States Stanhope, Mitsui Fudosan and Alberta Investment Management Brookfield Asset Management GE Capital $530 Million $1.65 Billion $2.3 Billion Development Financing Acquisition Financing Loan Sale Activity includes loan originations and loan sales. As measured in dollar value loaned. Recent transactions Leading strategic advisor for debt and structured finance solutions Highly synergistic with property sales Key services: Loan origination / debt placement Portfolio loan sales Loan servicing $39.9 billion of global mortgage activity in 20151 Commercial loan origination with government agencies2 $12.6 billion in 2015 $135 billion loan servicing portfolio as of 12/31/15 overview Historical revenue Commercial mortgage services Premier Debt and Structured Finance Solutions ($ in millions) $229 $300 $312 $376 $480 2011 2012 2013 2014 2015

Park District The Boardwalk McMillan The Brickyard Dallas, TX Mixed-Use Newport Beach, CA Office Washington, DC Healthcare Los Angeles, CA Industrial 2 Projects in process/pipeline1 overview Recent projects Premier brand in U.S. development 65+ year record of excellence Partner with leading institutional capital sources $131.1 million of co-investment at the end of Q4 2015 $12.4 million in repayment guarantees on outstanding debt balances at the end of Q4 2015 Development Services Trammell Crow Company - Premier Brand in U.S. ($ in billions) 3 See slide 27 for footnotes 4.9 4.2 4.9 5.4 6.7 1.2 2.1 1.5 4.0 3.6 2011 2012 2013 2014 2015 In Process Pipeline

Non-Gaap financial measures The following measures are considered “non-GAAP financial measures” under SEC guidelines: (i) Fee revenue (ii) Net income attributable to CBRE Group, Inc., as adjusted (which we also refer to as “adjusted net income”) (iii) Diluted income per share attributable to CBRE Group, Inc. shareholders, as adjusted (which we also refer to as “adjusted earnings per share” or “adjusted EPS”) (iv) EBITDA and EBITDA, as adjusted (the latter of which we also refer to as “Normalized EBITDA”) None of these measures is a recognized measurement under U.S. generally accepted accounting principles, or U.S. GAAP, and when analyzing our operating performance, readers should use them in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Because not all companies use identical calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. Our management generally uses these non-GAAP financial measures to evaluate operating performance and for other discretionary purposes, and the Company believes that these measures provide a more complete understanding of ongoing operations, enhance comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. The Company further uses certain of these measures, and believes that they are useful to investors, for purposes described below. With respect to fee revenue: The Company believes that investors may find this measure useful to analyze the financial performance of our Occupier Outsourcing and Asset Services business lines and our business generally because it excludes costs reimbursable by clients and as such provides greater visibility into the underlying performance of our business. With respect to adjusted net income, adjusted EPS, EBITDA and Normalized EBITDA: The Company believes that investors may find these measures useful in evaluating our operating performance compared to that of other companies in our industry because their calculations generally eliminate the accounting effects of acquisitions, which would include impairment charges of goodwill and intangibles created from acquisitions, and—in the case of EBITDA and Normalized EBITDA—the effects of financings and income tax and the accounting effects of capital spending. All of these measures may vary for different companies for reasons unrelated to overall operating performance. In the case of EBITDA and Normalized EBITDA, these measures are not intended to be measures of free cash flow for our management’s discretionary use because they do not consider cash requirements such as tax and debt service payments. The EBITDA and Normalized EBITDA measures calculated herein may also differ from the amounts calculated under similarly titled definitions in our credit facilities and debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. The Company also uses Normalized EBITDA and adjusted EPS as significant components when measuring our operating performance under our employee incentive compensation programs.

Twelve Months Ended December 31, ($ in millions) 2015 2003 Normalized EBITDA $ 1,412.7 $ 183.2 Adjustments: Cost containment expenses 40.4 36.8 Carried interest incentive compensation expense1 26.1 - Integration and other costs related to acquisitions 48.9 13.6 EBITDA 1,297.3 132.8 Add: Interest income 6.3 3.8 Less: Depreciation and amortization 314.1 92.8 Interest expense 118.9 71.3 Write-off of financing costs 2.7 - Loss on extinguishment of debt - 13.5 Provision for (benefit of) income taxes 320.8 (6.3) Net income (loss) attributable to CBRE Group, Inc. $ 547.1 $ (34.7) Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) CBRE began normalizing carried interest compensation expense in Q2 2013 in order to better match the timing of this expense with associated carried interest revenue . This expense has only been normalized for funds that incurred carried interest expense for the first time in Q2 2013 or in subsequent quarters.

Twelve Months Ended December 31, ($ in millions, except per share amounts) 2015 2014 Net income attributable to CBRE Group, Inc. $ 547.1 $ 484.5 Cost containment expenses, net of tax 28.6 - Amortization expense related to certain intangible assets attributable to acquisitions, net of tax 61.5 48.3 Integration and other costs related to acquisitions, net of tax 34.6 - Carried-interest incentive compensation expense, net of tax 15.8 14.4 Write-off of financing costs, net of tax 1.6 13.9 Adjusted net income $ 689.2 $ 561.1 Adjusted earnings per share $ 2.05 $ 1.68 Weighted average shares outstanding for diluted income per share 336,414,856 334,171,509 Reconciliation of Net Income to adjusted Net Income and adjusted earnings per share

Reconciliation of gross revenue to fee revenue Pro-forma 2015 includes four months of actual fee revenue from the acquired GWS business while under our ownership, annualized ($1,103M) for illustrative purposes. Twelve Months Ended December 31, ($ in millions) 2015 Pro-forma1 2006 Consolidated revenue $ 12,819.8 $ 4,032.0 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 4,354.5 289.7 Consolidated fee revenue $ 8,465.3 $ 3,742.3

Reconciliation of gross revenue to fee revenue Occupier Outsourcing and Asset Services (AS) revenue excludes associated leasing and sales revenue, most of which is contractual. Twelve Months Ended December 31, ($ in millions) 2015 2014 Occupier Outsourcing revenue 1 $ 4,034.9 $ 2,794.4 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 2,591.3 1,796.4 Occupier Outsourcing fee revenue 1 $ 1,443.6 $ 998.0 AS revenue 1 $ 1,025.4 $ 919.4 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 534.1 462.2 AS fee revenue 1 $ 491.3 $ 457.2 Consolidated revenue $ 10,855.8 $ 9,049.9 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 3,125.5 2,258.6 Consolidated fee revenue $ 7,730.3 $ 6,791.3

FOOTNOTES

NOTE: Local currency percent changes versus prior year is a non-GAAP financial measure noted on slides 6 and 11. These percent changes are calculated by comparing current year results versus prior year results, in each case at prior year exchange rates.

Slide 6

1. Normalized EBITDA excludes cost containment expenses, integration and other costs related to acquisitions and certain carried interest incentive compensation expense (to align with timing of associated revenue).
2. Adjusted EPS excludes cost containment expenses (net of tax), amortization expense related to certain intangible assets attributable to acquisitions (net of tax), integration and other costs related to acquisitions (net of tax), certain carried interest incentive compensation expense (net of tax) and the write-off of financing costs (net of tax).
3. Excludes the net impact of mark-to-market hedges and exchange rate transaction impact.

Slide 9

1. The base purchase price was $1.475 billion in cash plus approximately $36 million in estimated net adjustments for working capital and other items. Such net adjustments took into account approximately $45 million in cash acquired by CBRE in the acquisition. The purchase price is subject to post-closing adjustments as outlined in the purchase agreement for the transaction. Deal costs are excluded from the purchase price.
2. Multiple based on GWS adjusted EBITDA as calculated by GWS (when owned by Johnson Controls) and using GWS's methodologies (when owned by Johnson Controls) as well as previously announced run-rate cost synergies of approximately $50 million, which are expected to be fully realized in 2017.

Slide 10

1. Other includes Development Services (1% in both 2006 and pro-forma 2015) and Other (1% in both 2006 and pro-forma 2015).
2. Capital Markets includes Sales (33% in 2006 and 20% in pro-forma 2015) and Commercial Mortgage Services (4% in 2006 and 5% in pro-forma 2015).
3. Contractual Revenues include Occupier Outsourcing and Asset Services (7% in 2006 and 32% in pro-forma 2015; excludes associated sales and lease revenues, most of which are contractual), Global Investment Management (6% in 2006 and 5% in pro-forma 2015), and Valuation (8% in 2006 and 6% in pro-forma 2015).
4. Fee Revenue is gross revenue less client reimbursed costs largely associated with our employees that are dedicated to client facilities and subcontracted vendor work performed for clients.
5. Contractual plus leasing revenues are 64% of 2006 GAAP revenue and 78% of 2015 GAAP revenue.

Slide 11

1. We regard leasing revenue as largely recurring because unlike most other transaction businesses, leasing activity normally takes place when leases expire. The average lease expires in five to six years. This means that, on average, in a typical year approximately 17% to 20% of leases roll over and a new leasing decision must be made. When a lease expires in the ordinary course, we expect it to be renewed, extended or the tenant to vacate the space to lease another space in the market. In each instance, a transaction is completed. If there is a downturn in economic activity, some tenants may seek a short term lease extension, often a year, before making a longer term commitment. In this scenario, that delayed leasing activity tends to be stacked on top of the normal activity in the following year. Thus, we characterize leasing as largely recurring because we expect an expiration of a lease, in the ordinary course, to lead to an opportunity for a leasing commission from such completed transaction.
2. Occupier Outsourcing and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual.
3. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.

Slide 16

1. Excludes global securities business.
2. As of December 31, 2015.

Slide 21

1. As of December 31 for each year presented.
2. In Process figures include Long-Term Operating Assets (LTOA) of $0.1 billion for Q4 2015, $0.3 billion for Q4 2014, $0.9 billion for Q4 2013, $1.2 billion for Q4 2012 and $1.5 billion for Q4 2011. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition.
3. Pipeline deals are those projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than twelve months out.

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CBRE